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                                                                    EXHIBIT 10.9

[THERMO INSTRUMENT SYSTEMS INC. LETTERHEAD]

                                                                December 4, 1996

Metrika Systems Corporation
5788 Pacific Center Boulevard
San Diego, California 92121

Ladies and Gentlemen:

      Whereas, Thermo Instrument Systems Inc. ("THI") has transferred all of the shares of capital stock that it holds in Gamma-Metrics, a California corporation, to Metrika Systems Corporation, a Delaware corporation ("Metrika") in exchange for 10,000,000 shares of common stock, $.01 par value, of Metrika.

      Whereas, THI desires to contribute to the capital of Metrika all of the shares of capital stock that it holds in Thermo Instrument Systems GmbH, a German corporation, Thermo Instruments Ltd., a United Kingdom corporation and Eberline Radiometrie S.A., a French corporation, upon the completion of certain transactions.

      In furtherance thereof, THI agrees as follows:

      THI hereby agrees to contribute to the capital of Metrika all of the capital stock that it holds, either of record or beneficially, of each of:

      (i) Thermo Instrument Systems GmbH (a) after the completion of the liquidation of Van Hengel Holding BV and (b) after the transfer by Thermo Instrument Systems GmbH of all of the capital stock that it holds of each of Thermo Instruments GmbH and Gerbruder Haake GmbH to other subsidiaries of THI;

      (ii) Thermo Instrument Systems Ltd. (a) after the completion of the liquidation of Van Hengel Holding BV, (b) after the transfer by Thermo Instrument Systems Ltd. of all of the shares of capital stock that it holds, or all of the assets that it owns, of its Baker CAC division and its Flow Automation division and (c) after the transfer by Thermo Instrument Systems GmbH of all of the capital stock that it holds, or all of the assets that it owns, of its Eberline Radiometrie monitoring division to other subsidiaries of THI; and

      (iii) Eberline Radiometrie S.A. after the completion by Eberline Radiometrie S.A. of the


                             [THERMO ELECTRON LOGO]
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acquisition of substantially all of the assets of the Eberline Radiometrie division of ThermoQuest France SA, a French corporation.

                                    Very truly yours,


                                    THERMO INSTRUMENT SYSTEMS INC.



                                    By:__________________________________
                                          Name:
                                          Title:
Accepted and Agreed to:

METRIKA SYSTEMS CORPORATION


By:____________________________
      Name:
      Title: